UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2006

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2006, The First Marblehead Corporation (the “Corporation”) entered into a Thirteenth Amendment to Program Agreements (the “Thirteenth Amendment”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), successor by merger to Bank One, N.A. (“Bank One”), The Education Resources Institute, Inc. (“TERI”) and U.S. Bank National Association (“US Bank”).

The Thirteenth Amendment establishes for the 2006-2007 program year the terms of the Education One Loan Program, including the Corporate Advantage Loan Program, and the Campus One Loan Program (collectively, the “Program”). In addition, the Thirteenth Amendment provides for the transition of the Marketing Agreement, dated as of May 15, 2002 (the “Referral Marketing Agreement”), among the Corporation, Collegiate Funding Services, LLC (“CFS”) and Charter One Bank, N.A. (“Charter One”). The Referral Marketing Agreement was terminated as of May 1, 2006, as described under Item 1.02 below.

The Thirteenth Amendment amends certain provisions of the following agreements (collectively, the “JPMorgan Chase Agreements”):

•                  Guaranty Agreement, dated May 13, 2002, as amended, between Bank One and TERI;

•                  Loan Origination Agreement, dated May 1, 2002, as amended, between Bank One and TERI;

•                  Deposit and Security Agreement, dated April 30, 2001, as amended, among the Corporation, Bank One, TERI and US Bank; and

•                  Note Purchase Agreement, dated May 1, 2002, as amended, between the Corporation and JPMorgan Chase (the “JPMorgan Chase Note Purchase Agreement”).

Summary of Amended Provisions

The Thirteenth Amendment provides for, among other things:

•                  additional credit quality tiers within the current marketing fee and loan premium categories, which remain unchanged. JPMorgan Chase receives a marketing fee and loan premium, calculated as a percentage of the original principal amount of specified categories of Program loans, in connection with the sale of such loans to the Corporation or a special purpose entity formed to purchase such loans (an “SPE”);

•                  an increase in minimum aggregate marketing expenditures by JPMorgan Chase in connection with its marketing efforts for the Education One Loan Program, in an amount equal to CFS’s remaining commitment under the Referral Marketing Agreement;

•                  a supplemental loan premium, in addition to amounts payable to CFS, in connection with Referral Loans (as defined in the Referral Marketing Agreement) with disbursements on or after March 2, 2006 that are purchased through a securitization transaction facilitated by the Corporation;

•                  redirection of all applications and inquiries for Referral Loans from Charter One to JPMorgan Chase beginning May 1, 2006; and

•                  the purchase by the Corporation or an SPE, under the terms and conditions of the JPMorgan Chase Note Purchase Agreement, of all loans resulting from applications and inquiries for Referral Loans received on or after May 1, 2006.

Other Material Relationships Among the Parties

The Corporation has entered into several agreements with TERI with respect to loan processing services, database updates, loan guarantees and the securitization of TERI-guaranteed loans, including:

•                  a Master Servicing Agreement (the “Servicing Agreement”), dated as of July 1, 2001, as amended, among TERI, First Marblehead Education Resources, Inc., a wholly owned subsidiary of the Corporation (“FMER”), and the Corporation;

•                  a Database Sale and Supplementation Agreement (the “Database Agreement”), dated as of June 20, 2001, as amended, among TERI, FMER and the Corporation; and

•                  a Master Loan Guaranty Agreement dated as of February 2, 2001, as supplemented and amended (the “Guaranty Agreement”), between TERI and the Corporation.

Pursuant to the Servicing Agreement, TERI engages FMER to provide loan origination, pre-claims, claims and default management services. Pursuant to the Database Agreement, TERI provides updated information to FMER about the performance of the student loans TERI has guaranteed, which the Corporation uses to supplement and enhance its database. Pursuant to the Guaranty Agreement, the Corporation granted to TERI a right of first refusal to guarantee the Corporation’s private label clients’ existing and future loan programs. The Corporation also agreed to create a market for its private label clients to sell TERI-guaranteed loans through securitizations that the Corporation facilitates. Under the Guaranty Agreement, the Corporation has agreed to provide a beneficial interest for TERI of a portion of the residual value of TERI-guaranteed loans owned by the securitization trusts that purchase the loans.

These relationships remain unaltered as a result of the Thirteenth Amendment or the Termination Agreement (as defined below).

Item 1.02. Termination of a Material Definitive Agreement.

On May 1, 2006, in connection with the Thirteenth Amendment, the Corporation entered into a Termination Agreement (the “Termination Agreement”) with Charter One, CFS, TERI and US Bank.

The Termination Agreement establishes a process for the wind-down of the CFS loan program funded by Charter One (the “CFS Program”) and, subject to specified continuing obligations, terminates the following agreements with respect to the CFS Program (collectively, the “Agreements”):

•                  Referral Marketing Agreement;

•                  Guaranty Agreement, dated May 15, 2002, as amended, between Charter One and TERI;

•                  Loan Origination Agreement, dated May 15, 2002, as amended, between Charter One and TERI;

•                  Note Purchase Agreement, dated May 5, 2002, as amended, between the Corporation and Charter One; and

•                  Deposit and Security Agreement, dated May 15, 2002, among the Corporation, Charter One, TERI and US Bank, as superseded by a Control Agreement, dated March 1, 2004, among the

Corporation, Charter One and US Bank and a Security Agreement, dated March 1, 2004, between Charter One and TERI.

Pursuant to the Agreements, TERI had provided loan guarantee and origination services for CFS Program loans that were sold into securitization transactions facilitated by the Corporation. CFS had provided marketing services related to the promotion of the CFS Program loans under the Referral Marketing Agreement.

JPMorgan Chase completed its acquisition of CFS on March 1, 2006. Pursuant to the Thirteenth Amendment described under Item 1.01, the Corporation is obligated to cause all applications and inquiries for Referral Loans received after May 1, 2006 to be redirected to JPMorgan Chase.

No party incurred any early termination penalties in connection with the Termination Agreement.

The foregoing summary is qualified in its entirety by the Termination Agreement, a copy of which is attached to this current report as Exhibit 99.1 and incorporated herein by reference.

Other Material Relationships Among the Parties

The information disclosed under “Other Material Relationships Among the Parties” in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information disclosed under Items 1.01 and 1.02 is hereby incorporated by reference under this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1

Termination Agreement (CFS Alternative Loan Program), dated May 1, 2006, among the Corporation, Charter One Bank, N.A., Collegiate Funding Services, L.L.C., The Education Resources Institute, Inc. and U.S. Bank National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: May 5, 2006	By:	/s/ PETER B. TARR
Peter B. Tarr Chairman of the Board and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1

Termination Agreement (CFS Alternative Loan Program), dated May 1, 2006, among the Corporation, Charter One Bank, N.A., Collegiate Funding Services, L.L.C., The Education Resources Institute, Inc. and U.S. Bank National Association.